SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2013

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Berkeley Street

Mayfair, London

The United Kingdom

W1J8DJ

(Address of Principal Executive Offices)

Registrant’s Telephone number, including area code: 020 7016 9527

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 8.01. Other Events.

On July 11, 2013, LyondellBasell Industries N.V. (the “Company”) and its wholly owned subsidiary, LYB International Finance B.V. (the “Issuer”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the underwritten public offering and sale by the Issuer of $750 million aggregate principal amount of 4.000% Guaranteed Notes due 2023 (the “2023 Notes”) and $750 million aggregate principal amount of 5.250% Guaranteed Notes due 2043 (the “2043 Notes”, together with the 2023 Notes, the “Notes”). The Notes are fully and unconditionally guaranteed by the Company. The Underwriting Agreement includes the terms and conditions for the issuance and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The Notes will be issued under an indenture dated as of July 16, 2013, between the Company, the Issuer and Wells Fargo Bank, N.A., as trustee (the “Indenture”). The terms of the Notes and the guarantee by the Company will be set forth in two officer’s certificates of the Issuer delivered pursuant to the Indenture (the “Officer’s Certificates”). Closing of the issuance and sale of the Notes is scheduled to occur on July 16, 2013.

The offering of the Notes was made pursuant to an automatic shelf registration statement the Company filed with the Securities and Exchange Commission that became effective upon filing on June 17, 2013 (Registration No. 333-189375).

The descriptions above are summaries and are qualified in their entirety by the Underwriting Agreement, the Indenture and the two Officer’s Certificates, copies of which are filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this Form 8-K and are incorporated herein by reference. Copies of certain legal opinions are filed as Exhibits 5.1, 8.1 and 8.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement dated July 11, 2013 among LyondellBasell Industries N.V., LYB International Finance B.V. and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Indenture, among LYB International Finance B.V., as Issuer, LyondellBasell Industries N.V., as Guarantor, and Wells Fargo Bank, National Association, as Trustee, dated as of July 16, 2013

4.2	Officer’s Certificate of LYB International Finance B.V. relating to the 2023 Notes, dated as of July 16, 2013

4.3	Officer’s Certificate of LYB International Finance B.V. relating to the 2043 Notes, dated as of July 16, 2013

4.4	Form of LYB International Finance B.V.’s 4.000% Guaranteed Note due 2023 (included in Exhibit 4.2)

4.5	Form of LYB International Finance B.V.’s 5.250% Guaranteed Note due 2043 (included in Exhibit 4.3)

5.1	Legal opinion of Baker Botts L.L.P.

8.1	Legal opinion of De Brauw Blackstone Westbroek N.V.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

23.2	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: July 16, 2013	By:	/s/ Karyn F. Ovelmen
Karyn F. Ovelmen
Executive Vice President

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement dated July 11, 2013 among LyondellBasell Industries N.V., LYB International Finance B.V. and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Indenture, among LYB International Finance B.V., as Issuer, LyondellBasell Industries N.V., as Guarantor, and Wells Fargo Bank, National Association, as Trustee, dated as of July 16, 2013

4.2	Officer’s Certificate of LYB International Finance B.V. relating to the 2023 Notes, dated as of July 16, 2013

4.3	Officer’s Certificate of LYB International Finance B.V. relating to the 2043 Notes, dated as of July 16, 2013

4.4	Form of LYB International Finance B.V.’s 4.000% Guaranteed Note due 2023 (included in Exhibit 4.2)

4.5	Form of LYB International Finance B.V.’s 5.250% Guaranteed Note due 2043 (included in Exhibit 4.3)

5.1	Legal opinion of Baker Botts L.L.P.

8.1	Legal opinion of De Brauw Blackstone Westbroek N.V.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

23.2	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 8.1)